                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5769

                         Van Kampen High Income Trust II
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen High Income Trust II performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2007.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/2007

HIGH INCOME TRUST II
SYMBOL: VLT
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (4/28/89)             5.54%         4.88%

10-year                               3.12          0.40

5-year                               11.11          7.00

1-year                                3.52         -1.71
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period. The trust's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the trust's returns would have been lower.

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged, broad-based index that reflects the general performance of the U.S. dollar denominated, fixed-rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2007

MARKET CONDITIONS

Various fundamental factors were supportive of the high-yield market throughout the reporting year, including low default rates, moderate economic growth, and relatively low Treasury yields. In the latter months of the year, however, the growing probability of recession, concerns of higher default rates in 2008, the liquidity crunch, and the inability to finance many of the leveraged buyouts
(LBOs) that occurred early in the year weighed heavily on the high-yield market.

As we entered 2007, valuations in the high-yield market were extended and as the months progressed, spreads tightened further, reaching the tightest levels in over twenty years by the end of May. In short, the market went from overpriced to extremely overpriced, despite the continued extensive use of high-yield debt to finance a glut of leveraged buyouts (LBOs) in the first half of the year. The heightened amount of LBOs and private activity led to a near record amount of new high-yield issues, an unprecedented percentage of which were CCC rated bonds.

The market environment changed dramatically around mid-year, however, as the spillover effect of the subprime mortgage crisis led to a contraction in liquidity and credit, and significant market volatility. Investors grew increasingly concerned about the potential impact on the broader markets and the economy, and a flight to quality ensued that drove credit spreads considerably wider.

In an effort to inject liquidity, the Federal Reserve cut both the discount rate and the target federal funds rates in October and December, bringing those rates to 4.75 percent and 4.25 percent, respectively, as of year end. While these moves did help to bring some temporary stability to the markets, conditions still remained quite difficult and the risk-averse tone of the market prevailed. As a result, Treasuries outperformed all other sectors of the fixed-income market.

Recently, the auction rate preferred share (APS) market has experienced a number of failed auctions across the industry, which included the Trust. These failed auctions are not defaults or credit events. There is no loss of capital and holders of APS continue to receive interest on their investment, currently at a pre-determined maximum rate. We will continue to monitor developments in the auction market on a daily basis and are working with other market participants to find ways to restore liquidity to the APS market.

PERFORMANCE ANALYSIS

The Trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Trust outperformed its benchmark index, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. On a market price basis, the Trust underperformed its benchmark.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2007

-------------------------------------------------------------------
                                         LEHMAN BROTHERS
                       BASED ON     U.S. CORPORATE HIGH YIELD
      BASED ON NAV   MARKET PRICE      2% ISSUER CAP INDEX

         3.52%          -1.71%                2.26%
-------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

We positioned the Trust defensively in terms of both its credit quality profile and its interest-rate sensitivity throughout the reporting year. We maintained an average credit quality for the portfolio of BB throughout the year, which is above that of the overall high-yield market, and underweighted the lowest-rated, riskiest segments of the market. This positioning was beneficial to performance as the lower-rated segments of the market turned in the lowest returns for the one-year period.

With regard to interest rate positioning, we maintained a slightly shorter duration (a measure of interest-rate sensitivity) for the Trust than that of the benchmark Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Trust's yield curve positioning was adjusted in April to benefit from a steepening curve. We implemented this by underweighting longer-dated issues and overweighting intermediate-dated issues. This positioning was additive to performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer.

Throughout the year, we continued to seek to maintain a balanced and well-diversified portfolio while allowing for strategic overweights in securities and sectors that we believed possessed the most attractive risk profiles. In terms of issuer size, we focused on larger companies because of their financial flexibility, their ability to withstand less favorable financial conditions, and their superior access to capital markets. Over the course of the year, this led us to increase the Trust's exposure to the gaming/leisure, health care, and food and drug sectors while decreasing exposure to transportation, aerospace and defense, and consumer products. At year end, the Trust's major sector overweights included health care, food and tobacco, and gaming/leisure. Key sector underweights included financials, media, technology, and housing.

Given the rising risk of recession, we believe it is prudent to maintain the Trust's overall defensive positioning as we enter 2008. We will continue to look for opportunities in the market that represent good value and depending upon market conditions, may consider moving the Trust toward a less defensive overall positioning.

The Trust uses leverage to enhance its dividend to common shareholders. The Trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. During the course of the period, the Trust's borrowing activity became more expensive, thereby tempering its benefits. The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the Future.

RATINGS ALLOCATION AS OF 12/31/07
AAA/Aaa                                                           3.7%
AA/Aa                                                             1.0
A/a                                                               0.1
BBB/Baa                                                          11.2
BB/Ba                                                            35.4
B/B                                                              46.8
CCC/Ccc                                                           1.8

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/07
Health Care                                                      11.1%
Utility                                                           8.2
Gaming & Leisure                                                  8.2
Energy                                                            8.2
Transportation                                                    7.7
Food & Tobacco                                                    5.9
Telecommunications                                                5.0
Cable                                                             4.6
Forest Products                                                   3.9
Retail                                                            3.4
Wireless Communications                                           3.2
Chemicals                                                         3.2
Diversified Media                                                 3.1
Manufacturing                                                     2.8
United States Treasury Obligation                                 2.4
Collateralized Mortgage Obligations                               2.1
Information Technology                                            1.9
Metals                                                            1.8
Services                                                          1.7
Food & Drug                                                       1.5
Consumer Products                                                 1.5
Broadcasting                                                      1.2
Housing                                                           1.1
Aerospace                                                         0.7
Financial                                                         0.5
Integrated Telecommunication Services                             0.0*
Apparel, Accessories & Luxury Goods                               0.0*
Highways & Railtracks                                             0.0*
IT Consulting & Other Services                                    0.0*
                                                                -----
Total Long-Term Investments                                      94.9
Total Short-Term Investments                                      5.1
                                                                -----
Total Investments                                               100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation percentages are as a percentage of long-term debt investments. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respective. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

CHANGES IN INVESTMENT POLICIES/PORTFOLIO MANAGER CHANGE

       The Trust approved changes/clarifications in its investment policies to allow the Trust to enter into the following transactions.

       FOREIGN AND NON-U.S. DOLLAR DENOMINATED SECURITIES. The Trust may invest a portion or all of its total assets in securities issued by foreign governments or foreign corporations; provided, however, that the Trust may not invest more than 30% of its total assets in non-U.S. dollar denominated securities.

       OPTIONS ON SWAPS. The Trust may write (sell) and purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Trust may use swap options for hedging purposes or to manage and mitigate the credit and interest rate risk of the Trust.

       A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Trust may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Trust, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market for the Trust to sell a swap option, which could result in difficulty closing a position,
       (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and
       (iv) counterparty risk.

PORTFOLIO MANAGER CHANGE

       As of the date of this report, the Trust is managed by members of the Adviser's Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust's portfolio are Henry Choi and Steven K. Kreider, each a Managing Director of the Adviser.

       Mr. Choi has been associated with the Adviser in an investment management capacity and began managing the Trust since December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006--October 2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003--April 2005) and prior to that, he was an analyst at Amaranth Advisors (April 2002--April 2003). Mr. Kreider has been associated with the Adviser in an investment management capacity since 1988 and began managing the Trust in June 2007.

       Mr. Choi is the lead manager of the Trust. All team members are responsible for the execution of the overall strategy of the Trust.

       "The composition of the team may change from time to time."

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of the Trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. The Trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Trust also provides Top 10 holdings information on the public web site approximately 15 business days following the end of each month. For more information, call (800) 341-2929.

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          CORPORATE BONDS  164.9%
          AEROSPACE  1.3%
$1,005    Hexcel Corp. ...................................    6.750%   02/01/15   $    989,925
                                                                                  ------------

          BROADCASTING  2.2%
   420    LIN Television Corp. ...........................    6.500    05/15/13        397,425
   335    LIN Television Corp., Ser B.....................    6.500    05/15/13        316,993
   515    Salem Communications Corp. .....................    7.750    12/15/10        515,644
   495    Univision Communications, Inc. (a) (b)..........    9.750    03/15/15        453,544
                                                                                  ------------
                                                                                     1,683,606
                                                                                  ------------
          CABLE  8.4%
 1,175    Cablevision Systems Corp., Ser B (c)............    9.644    04/01/09      1,194,094
   495    CCH I LLC.......................................   11.000    10/01/15        405,900
   350    CCH II LLC......................................   10.250    09/15/10        344,750
   495    Echostar DBS Corp. .............................    5.750    10/01/08        495,619
 1,740    Echostar DBS Corp. .............................    6.375    10/01/11      1,723,470
   340    Echostar DBS Corp. .............................    6.625    10/01/14        339,150
    80    Intelsat Subsidiary Holding Co., Ltd.
          (Bermuda).......................................    8.250    01/15/13         80,800
   950    Intelsat Subsidiary Holding Co., Ltd.
          (Bermuda).......................................    8.625    01/15/15        959,500
   145    NTL Cable PLC (United Kingdom)..................    8.750    04/15/14        144,637
   100    NTL Cable PLC (United Kingdom)..................    9.125    08/15/16         99,500
   693    PanAmSat Corp. .................................    9.000    08/15/14        699,930
                                                                                  ------------
                                                                                     6,487,350
                                                                                  ------------
          CHEMICALS  5.8%
   740    Innophos, Inc. .................................    8.875    08/15/14        740,000
   705    Koppers, Inc. ..................................    9.875    10/15/13        745,538
 1,450    Nalco Co. ......................................    7.750    11/15/11      1,475,375
   750    Terra Capital, Inc. ............................    7.000    02/01/17        736,875
   834    Westlake Chemical Corp. ........................    6.625    01/15/16        792,300
                                                                                  ------------
                                                                                     4,490,088
                                                                                  ------------
          CONSUMER PRODUCTS  2.7%
   990    Jarden Corp. ...................................    7.500    05/01/17        856,350
   565    Oxford Industrials, Inc. .......................    8.875    06/01/11        565,000
   740    Steinway Musical Instruments, Inc. (b)..........    7.000    03/01/14        680,800
                                                                                  ------------
                                                                                     2,102,150
                                                                                  ------------
          DIVERSIFIED MEDIA  5.7%
 1,425    CanWest Media, Inc. (Canada)....................    8.000    09/15/12      1,351,969
   685    Dex Media West, LLC, Ser B......................    9.875    08/15/13        714,112
 1,095    Idearc, Inc. ...................................    8.000    11/15/16      1,010,138
   515    Interpublic Group of Cos., Inc. ................    6.250    11/15/14        440,325
   985    Valassis Communications, Inc. ..................    8.250    03/01/15        882,806
                                                                                  ------------
                                                                                     4,399,350
                                                                                  ------------
          ENERGY  14.9%
 1,440    CHC Helicopter Corp. (Canada)...................    7.375    05/01/14      1,368,000
 1,825    Chesapeake Energy Corp. ........................    6.625    01/15/16      1,793,062
   230    Cimarex Energy Co. .............................    7.125    05/01/17        227,125

 8                                             See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          ENERGY (CONTINUED)
$  565    Compagnie Generale de Geophysique, SA (France)..    7.500%   05/15/15   $    574,888
 1,500    Frontier Oil Corp. .............................    6.625    10/01/11      1,500,000
   760    Helix Energy Solutions Group, Inc. (b)..........    9.500    01/15/16        777,100
 1,610    Hilcorp Energy/Finance Corp. (b)................    7.750    11/01/15      1,589,875
 1,100    Kinder Morgan, Inc. ............................    6.500    09/01/12      1,098,899
 1,310    Massey Energy Co. ..............................    6.875    12/15/13      1,241,225
   620    OPTI Canada, Inc. (Canada) (b)..................    8.250    12/15/14        616,900
   650    Pacific Energy Partners, LP.....................    7.125    06/15/14        677,052
                                                                                  ------------
                                                                                    11,464,126
                                                                                  ------------
          FINANCIAL  0.9%
   205    Capmark Financial Group, Inc. (b)...............    5.875    05/10/12        162,417
    85    Capmark Financial Group, Inc. (b)...............    6.300    05/10/17         63,467
   476    UCAR Finance, Inc. .............................   10.250    02/15/12        493,255
                                                                                  ------------
                                                                                       719,139
                                                                                  ------------
          FOOD & DRUG  2.8%
 1,230    Rite Aid Corp. .................................    8.125    05/01/10      1,211,550
   560    SUPERVALU, Inc. ................................    7.500    05/15/12        581,811
   365    SUPERVALU, Inc. ................................    7.500    11/15/14        375,950
                                                                                  ------------
                                                                                     2,169,311
                                                                                  ------------
          FOOD & TOBACCO  10.8%
   465    Constellation Brands, Inc. (b)..................    7.250    05/15/17        432,450
 1,300    Constellation Brands, Inc. .....................    8.000    02/15/08      1,304,875
   635    Michael Foods, Inc. ............................    8.000    11/15/13        631,825
 1,430    Pilgrim's Pride Corp. ..........................    7.625    05/01/15      1,412,125
   725    Reynolds American, Inc. ........................    6.500    07/15/10        745,895
   380    Smithfield Foods, Inc. .........................    7.625    02/15/08        380,950
 1,810    Smithfield Foods, Inc., Ser B...................    8.000    10/15/09      1,837,150
 1,500    Tyson Foods, Inc. ..............................    6.850    04/01/16      1,546,733
                                                                                  ------------
                                                                                     8,292,003
                                                                                  ------------
          FOREST PRODUCTS  7.2%
 1,270    Crown Americas LLC..............................    7.625    11/15/13      1,304,925
   850    Georgia-Pacific Corp. (b).......................    7.125    01/15/17        830,875
 1,000    Graphic Packaging International, Inc. ..........    9.500    08/15/13        992,500
 2,083    Owens-Brockway Glass Containers, Inc. ..........    8.875    02/15/09      2,093,415
   320    P.H. Glatfelter Co. ............................    7.125    05/01/16        316,800
                                                                                  ------------
                                                                                     5,538,515
                                                                                  ------------
          GAMING & LEISURE  14.9%
   750    Caesars Entertainment, Inc. ....................    8.875    09/15/08        779,311
   965    Host Marriott LP................................    6.375    03/15/15        945,700
 1,135    Host Marriott LP, Ser J.........................    7.125    11/01/13      1,149,187
 1,630    Isle of Capri Casinos, Inc. ....................    7.000    03/01/14      1,344,750
 1,370    Las Vegas Sands Corp. ..........................    6.375    02/15/15      1,294,650
 2,900    MGM Mirage, Inc. ...............................    6.000    10/01/09      2,900,000
 1,510    Mohegan Tribal Gaming Authority.................    7.125    08/15/14      1,468,475

See Notes to Financial Statements                                              9

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          GAMING & LEISURE (CONTINUED)
$1,160    Station Casinos, Inc. ..........................    6.000%   04/01/12   $  1,038,200
   175    Station Casinos, Inc. ..........................    6.875    03/01/16        128,625
   490    Station Casinos, Inc. ..........................    7.750    08/15/16        444,675
                                                                                  ------------
                                                                                    11,493,573
                                                                                  ------------
          HEALTH CARE  20.3%
   725    Community Health Systems, Inc. .................    8.875    07/15/15        742,219
 1,845    DaVita, Inc. ...................................    6.625    03/15/13      1,845,000
 1,485    Fisher Scientific International, Inc. ..........    6.125    07/01/15      1,477,287
 1,000    FMC Finance III, SA (Luxembourg) (b)............    6.875    07/15/17      1,005,000
    97    Fresenius Medical Care Capital Trust II.........    7.875    02/01/08        972,425
 1,290    Fresenius Medical Care Capital Trust IV.........    7.875    06/15/11      1,341,600
   595    HCA, Inc. ......................................    5.750    03/15/14        496,825
   170    HCA, Inc. ......................................    6.250    02/15/13        149,600
   895    HCA, Inc. ......................................    6.375    01/15/15        760,750
   882    HCA, Inc. ......................................    8.750    09/01/10        894,127
   465    HCA, Inc. ......................................    9.125    11/15/14        484,763
   165    Invacare Corp. .................................    9.750    02/15/15        167,888
   735    Omnicare, Inc. .................................    6.750    12/15/13        694,575
   710    Omnicare, Inc. .................................    6.875    12/15/15        663,850
   750    Res-Care, Inc. .................................    7.750    10/15/13        746,250
   600    Tenet Healthcare Corp. .........................    7.375    02/01/13        528,000
   575    Tenet Healthcare Corp. .........................    9.875    07/01/14        550,562
 1,405    Ventas Realty, LP (REIT)........................    6.750    06/01/10      1,422,562
   650    Warner Chilcott Corp. ..........................    8.750    02/01/15        672,750
                                                                                  ------------
                                                                                    15,616,033
                                                                                  ------------
          HOUSING  1.9%
 1,090    Interface, Inc., Ser B..........................    9.500    02/01/14      1,144,500
    80    Pulte Homes, Inc. ..............................    6.375    05/15/33         61,006
   370    Realogy Corp. (b)...............................   10.500    04/15/14        277,500
                                                                                  ------------
                                                                                     1,483,006
                                                                                  ------------
          INFORMATION TECHNOLOGY  3.5%
   395    First Data Corp. (b)............................    9.875    09/24/15        367,844
 1,095    Freescale Semiconductor, Inc. ..................    8.875    12/15/14        982,762
 1,340    Iron Mountain, Inc. ............................    8.625    04/01/13      1,363,450
                                                                                  ------------
                                                                                     2,714,056
                                                                                  ------------
          MANUFACTURING  5.0%
   330    Baldor Electric Co. ............................    8.625    02/15/17        341,550
 1,200    Case New Holland, Inc. .........................    7.125    03/01/14      1,203,000
   925    JohnsonDiversey, Inc., Ser B....................    9.625    05/15/12        950,438
   540    Propex Fabrics, Inc. ...........................   10.000    12/01/12        245,700
 1,140    RBS Global, Inc. & Rexnord Corp. ...............    9.500    08/01/14      1,134,300
                                                                                  ------------
                                                                                     3,874,988
                                                                                  ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          METALS  3.2%
$  245    Foundation, PA Coal Co. ........................    7.250%   08/01/14   $    243,163
   735    Freeport-McMoRan Copper & Gold, Inc. ...........    8.375    04/01/17        790,125
 1,505    Novelis, Inc. (Canada)..........................    7.250    02/15/15      1,422,225
                                                                                  ------------
                                                                                     2,455,513
                                                                                  ------------
          RETAIL  6.1%
 1,045    Brown Shoe Co., Inc. ...........................    8.750    05/01/12      1,071,125
 1,400    JC Penney Corp., Inc. ..........................    8.000    03/01/10      1,458,356
 2,150    Phillips-Van Heusen Corp. ......................    7.250    02/15/11      2,174,188
                                                                                  ------------
                                                                                     4,703,669
                                                                                  ------------
          SERVICES  3.2%
 1,760    Allied Waste North America, Inc. ...............    6.375    04/15/11      1,751,200
    45    Allied Waste North America, Inc. ...............    7.875    04/15/13         46,237
   416    Aramark Services Inc. ..........................    5.000    06/01/12        359,840
    60    Aramark Services, Inc. (c)......................    8.411    02/01/15         58,800
   215    Aramark Services, Inc. .........................    8.500    02/01/15        218,763
                                                                                  ------------
                                                                                     2,434,840
                                                                                  ------------
          TELECOMMUNICATIONS  9.1%
   861    Axtel, SA (Mexico)..............................   11.000    12/15/13        938,490
   375    Citizens Communications Co. ....................    6.250    01/15/13        365,156
   500    Exodus Communications, Inc. (d) (e) (f).........   11.250    07/01/08              0
   290    Nordic Tel Co. Holdings (Denmark) (b)...........    8.875    05/01/16        298,700
 1,000    Qwest Corp. ....................................    7.875    09/01/11      1,045,000
 3,000    Qwest Corp. (c).................................    8.241    06/15/13      3,075,000
   815    Wind Acquisition Finance, SA (Luxembourg) (b)...   10.750    12/01/15        892,425
   345    Windstream Corp. ...............................    8.125    08/01/13        358,800
                                                                                  ------------
                                                                                     6,973,571
                                                                                  ------------
          TRANSPORTATION  14.1%
 1,115    Arvin Meritor, Inc. ............................    8.750    03/01/12      1,045,312
   390    Asbury Automotive Group, Inc. ..................    7.625    03/15/17        347,100
 1,720    Ford Motor Credit Co. ..........................    5.800    01/12/09      1,633,004
   615    Ford Motor Credit Co. ..........................    7.000    10/01/13        514,340
   990    Ford Motor Credit Co. ..........................    7.250    10/25/11        858,179
 2,140    General Motors Acceptance Corp. ................    6.875    09/15/11      1,832,182
 1,180    General Motors Corp. ...........................    7.125    07/15/13      1,026,600
 1,225    Petro Stopping Centers, LP......................    9.000    02/15/12      1,283,188
 1,645    Sonic Automotive, Inc., Ser B...................    8.625    08/15/13      1,607,988
   700    United Auto Group, Inc. ........................    7.750    12/15/16        658,000
                                                                                  ------------
                                                                                    10,805,893
                                                                                  ------------
          UTILITY  15.0%
 1,275    AES Corp. ......................................    7.750    03/01/14      1,290,937
    41    AES Corp. ......................................    8.875    02/15/11         42,947
   127    AES Corp. ......................................    9.375    09/15/10        133,985
   615    CMS Energy Corp. ...............................    6.300    02/01/12        623,540
   700    CMS Energy Corp. ...............................    8.500    04/15/11        757,547
 1,950    Colorado Interstate Gas Co. ....................    6.800    11/15/15      2,039,624

See Notes to Financial Statements                                             11

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          UTILITY (CONTINUED)
$  795    Dynegy Holdings, Inc. ..........................    7.750%   06/01/19   $    737,363
   800    Intergen NV (Netherlands) (b)...................    9.000    06/30/17        846,000
   465    IPALCO Enterprises, Inc. .......................    8.375    11/14/08        475,462
   405    IPALCO Enterprises, Inc. .......................    8.625    11/14/11        425,250
   510    Nevada Power Co., Ser A.........................    8.250    06/01/11        556,500
   765    NRG Energy, Inc. ...............................    7.375    01/15/17        747,787
   484    PSEG Energy Holdings............................    8.625    02/15/08        487,322
   735    Reliant Energy, Inc. ...........................    7.875    06/15/17        731,325
   315    Sierra Pacific Power Co., Ser H.................    6.250    04/15/12        324,854
   690    Texas Competitive Electric Holdings Co. LLC, Ser
          A (b)...........................................   10.250    11/01/15        686,550
   620    Texas Competitive Electric Holdings Co. LLC, Ser
          B (b)...........................................   10.250    11/01/15        616,900
                                                                                  ------------
                                                                                    11,523,893
                                                                                  ------------
          WIRELESS COMMUNICATIONS  5.9%
   240    American Tower Corp. ...........................    7.125    10/15/12        247,800
 1,425    American Tower Corp. ...........................    7.500    05/01/12      1,474,875
 1,775    Nextel Communications, Inc., Ser E..............    6.875    10/31/13      1,750,036
 1,000    Rural Cellular Corp. ...........................    8.250    03/15/12      1,042,500
                                                                                  ------------
                                                                                     4,515,211
                                                                                  ------------

          TOTAL CORPORATE BONDS  164.9%........................................    126,929,809
                                                                                  ------------

          UNITED STATES TREASURY OBLIGATION  4.4%
 3,400    United States Treasury Bond.....................    4.500    02/15/36      3,418,329
                                                                                  ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  3.9%
   432    American Home Mortgage Assets (c)...............    5.165    06/25/47        348,595
   408    American Home Mortgage Assets (c)...............    5.093    10/25/46        334,105
   462    Countrywide Alternative Loan Trust (c)..........    5.228    03/20/47        379,155
   450    Countrywide Alternative Loan Trust (c)..........    5.385    10/25/46        211,500
   375    Countrywide Alternative Loan Trust (c)..........    5.685    01/25/36        187,500
   275    Greenpoint Mortgage Funding Trust (c)...........    5.275    09/25/46        218,119
   375    Harborview Mortgage Loan Trust (c)..............    5.481    08/21/36        187,500
   700    Lehman XS Trust (c).............................    5.865    03/25/47        476,280
   548    Luminent Mortgage Trust (c).....................    5.225    07/25/36        421,781
   325    Structured Asset Mortgage Investments, Inc.
          (c).............................................    5.235    08/25/36        249,134
                                                                                  ------------

          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS............................      3,013,669
                                                                                  ------------


EQUITIES  0.0%
DecisionOne Corp. (5,483 Common Shares) (f) (g)..............................              0
Hosiery Corp. of America, Inc., Class A (1,000 Common Shares) (f) (g)........              0
VS Holdings, Inc. (20,207 Common Shares) (f) (g).............................              0
XO Holdings, Inc. (681 Common Shares) (g)....................................          1,410

 12                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007 continued

DESCRIPTION                                                                        VALUE
--------------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
XO Holdings, Inc., Ser A (1,364 Common Stock Warrants, expiring 01/16/10)
  (g)........................................................................   $        286
XO Holdings, Inc., Ser B (1,022 Common Stock Warrants, expiring 01/16/10)
  (g)........................................................................            133
XO Holdings, Inc., Ser C (1,022 Common Stock Warrants, expiring 01/16/10)
  (g)........................................................................             51
                                                                                ------------

TOTAL EQUITIES  0.0%.........................................................          1,880
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  173.2%
  (Cost $139,221,472)........................................................    133,363,687
                                                                                ------------

SHORT-TERM INVESTMENTS  9.3%
REPURCHASE AGREEMENTS  8.5%
Banc of America Securities ($1,830,184 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 4.50%, dated
  12/31/07, to be sold on 01/02/08 at $1,830,641)............................      1,830,184
Citigroup Global Markets, Inc. ($1,626,830 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 4.10%,
  dated 12/31/07, to be sold on 01/02/08 at $1,627,201)......................      1,626,830
State Street Bank & Trust Co. ($3,040,986 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 3.90%,
  dated 12/31/07, to be sold on 01/02/08 at $3,041,645)......................      3,040,986
                                                                                ------------

TOTAL REPURCHASE AGREEMENTS..................................................      6,498,000
                                                                                ------------

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  0.8%
United States Treasury Bill ($645,000 par, yielding 4.855%, 01/10/08
  maturity) (h)..............................................................        644,247
                                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $7,142,247)..........................................................      7,142,247
                                                                                ------------

TOTAL INVESTMENTS  182.5%
  (Cost $146,363,719)........................................................    140,505,934
OTHER ASSETS IN EXCESS OF LIABILITIES  2.6%..................................      2,033,277
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (85.1%)..................    (65,541,163)
                                                                                ------------

NET ASSETS  100.0%...........................................................   $ 76,998,048
                                                                                ============

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) Payment-in-kind security.

See Notes to Financial Statements                                             13

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007 continued

(b) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Floating Rate Coupon.

(d) Non-income producing as security is in default.

(e) This borrower has filed for protection in federal bankruptcy court.

(f) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g) Non-income producing security as this stock currently does not declare income dividends.

(h) All or a portion of this security has been physically segregated in connection with open futures contracts.

REIT--Real Estate Investment Trust

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 5-Year Futures, March 2008 (Current
  Notional Value of $110,281 per contract)..................      34         $ 10,722
U.S. Treasury Notes 2-Year Futures, March 2008 (Current
  Notional Value of $210,250 per contract)..................      34           (3,019)
                                                                 ---         --------
                                                                  68         $  7,703
                                                                 ===         ========
SHORT CONTRACTS:
U.S. Treasury Bond Futures, March 2008 (Current Notional
  Value of $116,375 per contract)...........................     159         $ (7,831)
U.S. Treasury Notes 10-Year Futures, March 2008 (Current
  Notional Value of $113,391 per contract)..................      63          (26,285)
                                                                 ---         --------
                                                                 222         $(34,116)
                                                                 ---         --------
TOTAL FUTURES CONTRACTS.....................................     290         $(26,413)
                                                                 ===         ========

SWAP AGREEMENTS OUTSTANDING AS OF DECEMBER 31, 2007:

CREDIT DEFAULT SWAPS

                                                      PAY/
                                                     RECEIVE                NOTIONAL
                           REFERENCE     BUY/SELL     FIXED    EXPIRATION    AMOUNT     UPFRONT
      COUNTERPARTY          ENTITY      PROTECTION    RATE        DATE       (000)     PAYMENTS      VALUE
Lehman Brothers Special
  Financing Inc. .......  CDX.NA.HY.9      Sell      3.750%     12/20/12     $4,600    $(296,125)  $(197,613)
                                                                                       ---------   ---------

 14                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2007 continued

INTEREST RATE SWAPS

                                                PAY/      FIXED
                                 FLOATING      RECEIVE     RATE                  NOTIONAL
                                   RATE         FIXED    FLOATING   EXPIRATION    AMOUNT
        COUNTERPARTY               INDEX        RATE       RATE        DATE       (000)       VALUE
Deutsche Bank AG New York....  USD-LIBOR BBA     Pay      5.031%     10/25/17    $20,700    $  600,328
JP Morgan Chase Bank, N.A....  USD-LIBOR BBA     Pay      5.428      08/20/17      9,700       725,354
JP Morgan Chase Bank, N.A....  USD-LIBOR BBA     Pay      5.361      08/24/17      8,200       568,104
                                                                                            ----------
                                                                                            $1,893,786
                                                                                            ----------
TOTAL SWAP AGREEMENTS....................................................................   $1,696,173
                                                                                            ==========

See Notes to Financial Statements                                             15

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2007

ASSETS:
Total Investments (Cost $146,363,719).......................  $140,505,934
Cash........................................................           502
Swap Contracts..............................................     1,893,786
Receivables:
  Interest..................................................     2,614,627
Other.......................................................         1,215
                                                              ------------
    Total Assets............................................   145,016,064
                                                              ------------
LIABILITIES:
Payables:
  Swap Collateral...........................................     1,299,544
  Variation Margin on Futures...............................       118,047
  Investment Advisory Fee...................................        78,661
  Income Distributions--Common Shares.......................        45,202
  Other Affiliates..........................................        12,795
Trustees' Deferred Compensation and Retirement Plans........       596,915
Swap Contracts..............................................       197,613
Accrued Expenses............................................       128,076
                                                              ------------
    Total Liabilities.......................................     2,476,853
Preferred Shares (including accrued distributions)..........    65,541,163
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 76,998,048
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($76,998,048 divided by
  18,851,327 shares outstanding)............................  $       4.08
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($0.01 par value with an unlimited number of
  shares authorized, 18,851,327 shares issued and
  outstanding)..............................................  $    188,513
Paid in Surplus.............................................   139,578,548
Accumulated Undistributed Net Investment Income.............    (1,243,964)
Net Unrealized Depreciation.................................    (3,891,900)
Accumulated Net Realized Loss...............................   (57,633,149)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 76,998,048
                                                              ============
PREFERRED SHARES ($0.01 par value, authorized 100,000,000
  shares, 2,616 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,400,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $142,398,048
                                                              ============

 16                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2007

INVESTMENT INCOME:
Interest....................................................  $10,724,374
Other.......................................................      323,085
                                                              -----------
    Total Income............................................   11,047,459
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,014,299
Preferred Share Maintenance.................................      178,135
Professional Fees...........................................      100,427
Accounting and Administrative Expenses......................       50,699
Reports to Shareholders.....................................       47,378
Transfer Agent Fees.........................................       40,650
Trustees' Fees and Related Expenses.........................       30,984
Registration Fees...........................................       30,269
Custody.....................................................       21,018
Other.......................................................       21,690
                                                              -----------
    Total Expenses..........................................    1,535,549
    Investment Advisory Fee Reduction.......................       72,450
                                                              -----------
    Net Expenses............................................    1,463,099
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,584,360
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (117,576)
  Futures...................................................     (311,152)
  Swap Contracts............................................       21,857
                                                              -----------
Net Realized Loss...........................................     (406,871)
                                                              -----------
UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................     (560,349)
                                                              -----------
  End of the Period:
    Investments.............................................   (5,857,785)
    Futures.................................................      (26,413)
    Swap Contracts..........................................    1,992,298
                                                              -----------
                                                               (3,891,900)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,331,551)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,738,422)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(3,530,876)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 2,315,062
                                                              ===========

See Notes to Financial Statements                                             17

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                             FOR THE             FOR THE
                                                           YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 2007   DECEMBER 31, 2006
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $ 9,584,360         $ 9,303,612
Net Realized Loss.....................................        (406,871)         (4,351,903)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................      (3,331,551)          5,254,604

Distributions to Preferred Shareholders:
  Net Investment Income...............................      (3,530,876)         (3,173,370)
                                                           -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations..........................................       2,315,062           7,032,943

Distributions to Common Shareholders:
  Net Investment Income...............................      (6,224,682)         (6,782,767)
                                                           -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES..........................      (3,909,620)            250,176

FROM CAPITAL TRANSACTIONS:
Repurchase of Shares..................................        (173,301)                -0-
                                                           -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.......................................      (4,082,921)            250,176
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...............................      81,080,969          80,830,793
                                                           -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $(1,243,964) and
  $(1,381,772), respectively).........................     $76,998,048         $81,080,969
                                                           ===========         ===========

 18                                            See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                  YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------
                                                     2007       2006       2005       2004       2003
                                                    ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........  $  4.29    $  4.28    $  4.76    $  4.57    $  3.79
                                                    -------    -------    -------    -------    -------
 Net Investment Income............................     0.51(a)    0.49(a)    0.52       0.52       0.52
 Net Realized and Unrealized Gain/Loss............    (0.20)      0.05      (0.45)      0.16       0.75
 Common Share Equivalent of Distributions Paid to
   Preferred Shareholders:
   Net Investment Income..........................    (0.19)     (0.17)     (0.11)     (0.05)     (0.04)
   Return of Capital Distributions................      -0-        -0-        -0-        -0-        -0-(f)
                                                    -------    -------    -------    -------    -------
Total from Investment Operations..................     0.12       0.37      (0.04)      0.63       1.23
Distributions Paid to Common Shareholders:
   Net Investment Income..........................    (0.33)     (0.36)     (0.44)     (0.44)     (0.44)
   Return of Capital Distributions................      -0-        -0-        -0-        -0-      (0.01)
                                                    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD................  $  4.08    $  4.29    $  4.28    $  4.76    $  4.57
                                                    =======    =======    =======    =======    =======

Common Share Market Price at End of the Period....  $  3.63    $  4.02    $  4.14    $  5.14    $  5.08
Total Return* (b).................................   -1.71%      6.02%    -11.46%     10.83%     37.20%
Net Assets Applicable to Common Shares at End of
 the Period (In millions).........................  $  77.0    $  81.1    $  80.8    $  38.6    $  37.1
Ratio of Expenses to Average Net Assets Applicable
 to Common Shares* (c)............................    1.84%      2.00%      2.43%      2.12%      2.25%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares* (c)..........   12.06%     11.69%     11.89%     11.51%     12.29%
Portfolio Turnover................................      37%        48%        62%        86%        74%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets
    Applicable to Common Shares (c)...............    1.93%      2.05%        N/A        N/A        N/A
  Ratio of Net Investment Income to Average Net
    Assets Applicable to Common Shares (c)........   11.97%     11.64%        N/A        N/A        N/A

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (c).............................    1.01%      1.10%      1.37%      1.21%      1.24%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)...........    7.61%      7.70%      9.24%     10.40%     11.34%

SENIOR SECURITIES:
Total Preferred Shares Outstanding................    2,616      2,616      2,616      1,112      1,112
Asset Coverage Per Preferred Share (e)............  $54,487    $56,040    $55,933    $59,715    $58,320
Involuntary Liquidating Preference Per Preferred
 Share............................................  $25,000    $25,000    $25,000    $25,000    $25,000
Average Market Value Per Preferred Share..........  $25,000    $25,000    $25,000    $25,000    $25,000

(a)Based on average shares outstanding.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f)Amount is less than $0.01 per share.

N/A=Not Applicable

See Notes to Financial Statements                                             19

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of income producing, fixed income securities. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not readily available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At December 31, 2007, the Trust had no when-issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2007 continued

income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Trust adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and New York. Generally, each of the tax years in the four year period ended December 31, 2007, remains subject to examination by taxing authorities.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2007, the Trust had an accumulated capital loss carry forward for tax purposes of $56,962,475 which will expire according to the following schedule.

AMOUNT                                                                      EXPIRATION
$ 9,851,557 ...........................................................  December 31, 2008
 17,412,110 ...........................................................  December 31, 2009
 17,027,138 ...........................................................  December 31, 2010
  6,782,916 ...........................................................  December 31, 2011
    875,105 ...........................................................  December 31, 2012
    565,263 ...........................................................  December 31, 2013
  4,400,827 ...........................................................  December 31, 2014
     47,559 ...........................................................  December 31, 2015

    Due to a merger with another regulated investment company, a portion of the capital loss carry forward referred to above may be limited under Internal Revenue Code Section 382.

    At December 31, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $146,998,449
                                                              ============
Gross tax unrealized appreciation...........................  $  1,300,954
Gross tax unrealized depreciation...........................    (7,793,469)
                                                              ------------
Net tax unrealized depreciation on investments..............  $ (6,492,515)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2007 continued

net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
Distributions paid from:
  Ordinary income...........................................  $9,733,991    $9,909,458
  Return of Capital.........................................         -0-        38,192
                                                              ----------    ----------
                                                              $9,733,991    $9,947,650
                                                              ==========    ==========

    Permanent differences, primarily due to a portion of capital loss carry forward expiring in the current year and consent fee income received from tender offers, resulted in the following reclassifications among the Trust's components of net assets at December 31, 2007:

ACCUMULATED UNDISTRIBUTED     ACCUMULATED
  NET INVESTMENT INCOME    NET REALIZED LOSS  PAID IN SURPLUS
        $309,006              $5,699,545       $(6,008,551)

    As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $15,356

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes, post-October losses of $151,277 which are not recognized for tax purposes until the first of the following fiscal year, and deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets including preferred shares of the Trust. For the year ended December 31, 2007, the Adviser voluntarily waived $72,450 of its investment advisory fees. This represents .05% of the average daily net assets including preferred shares of the Trust. This waiver is voluntary and can be discontinued at any time.

    For the year ended December 31, 2007, the Trust recognized expenses of approximately $14,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended December 31, 2007, the Trust recognized expenses of approximately $48,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as the

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2007 continued

salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended December 31, 2007 and 2006, transactions in common shares were as follows:

                                                          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31, 2007    DECEMBER 31, 2006
Beginning Shares.....................................     18,893,621           18,893,621
Shares Repurchased*..................................        (42,294)                 -0-
                                                          ----------           ----------
Ending Shares........................................     18,851,327           18,893,621
                                                          ==========           ==========

* For the period ended December 31, 2007, the Trust repurchased 42,294 of its shares at an average discount of 6.269% from net asset value per share.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $47,366,262 and $50,242,608 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $3,317,656 and $47,141, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2007 continued

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds or Notes. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2007 were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2006............................        0
Futures Opened..............................................    2,389
Futures Closed..............................................   (2,099)
                                                               ------
Outstanding at December 31, 2007............................      290
                                                               ======

B. SWAP CONTRACTS The Trust may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Trust accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Trust had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

    The Trust may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2007 continued

rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Cash collateral, when received by the Trust, is recorded with an offsetting liability shown on the Statement of Assets and Liabilities. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

6. PREFERRED SHARES

The Trust has outstanding 2,616 Auction Preferred Shares (APS). Series A contains 1,112 shares and Series B contains 1,504 shares. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. If the preferred shares are unable to be remarketed on a remarketing date, the Trust would be required to pay the maximum applicable rate on APS to holders of such shares for successive dividend periods until such time when the shares are successfully remarketed. The maximum rate on APS is equal to 150% of the applicable commercial paper rate on the date. The average rate in effect on December 31, 2007 was 6.011%. During the year ended December 31, 2007, the rates ranged from 5.000% to 6.600%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2007 continued

November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

9. SUBSEQUENT EVENT

AUCTION PREFERRED SHARES (APS)

On February 20, 2008, Series A of the preferred shares of the Trust was not successfully remarketed. As a result, the dividend rate of these preferred shares was reset to the maximum rate on APS of 6.99%.

VAN KAMPEN HIGH INCOME TRUST II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen High Income Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust II (the "Trust"), including the portfolio of investments, as of December 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Trust's custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust II as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 22, 2008

VAN KAMPEN HIGH INCOME TRUST II

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan (the "Plan") offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of Van Kampen High Income Trust II (the "Trust"). Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

PLAN BENEFITS

- ADD TO YOUR ACCOUNT

You may increase your shares in the Trust easily and automatically with the Plan.

- LOW TRANSACTION COSTS

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

- CONVENIENCE

You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

- SAFEKEEPING

Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

    If you choose to participate in the Plan, whenever the Trust declares a dividend or capital gains distribution, it will be invested in additional shares of your Trust that are purchased on the open market.

HOW TO ENROLL

    To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in

VAN KAMPEN HIGH INCOME TRUST II

DIVIDEND REINVESTMENT PLAN continued

writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3011. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

    Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

VAN KAMPEN HIGH INCOME TRUST II

DIVIDEND REINVESTMENT PLAN continued

HOW TO WITHDRAW FROM THE PLAN

To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43078
                           Providence, RI 02940-3011

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1. If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.

2. If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.

3. You may sell your shares through your financial advisor through the Direct Registration Systems ("DRS"). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended December 31, 2007. As provided by the American Jobs Creation Act of 2004, certain interest-related dividends paid by the Trust may not be subjected to U.S. withholding tax. The Trust intends to designate up to a maximum of $9,639,857 as qualifying as interest-related dividends. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN HIGH INCOME TRUST II

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 22, 2007, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy..........................................  13,744,445            332,329
Jack E. Nelson............................................  13,764,136            312,639

With regard to the election of the following trustees by preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein........................................   1,504                 2

The other trustees of the Trust whose terms did not expire in 2007 are David C. Arch, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN HIGH INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                 POSITION(S)    LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST         SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)              Trustee         Trustee     Chairman and Chief             74       Trustee/Director/Managing
Blistex Inc.                                    since 1989  Executive Officer of                    General Partner of funds
1800 Swift Drive                                            Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                         health care products                    Director of the Heartland
                                                            manufacturer.                           Alliance, a nonprofit
                                                                                                    organization serving
                                                                                                    human needs based in
                                                                                                    Chicago. Board member of
                                                                                                    the Illinois
                                                                                                    Manufacturers'
                                                                                                    Association.

Jerry D. Choate (69)            Trustee         Trustee     Prior to January 1999,         74       Trustee/Director/Managing
33971 Selva Road                                since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                   Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                        Allstate Corporation                    Director of Amgen Inc., a
                                                            ("Allstate") and Allstate               biotechnological company,
                                                            Insurance Company. Prior                and Valero Energy
                                                            to January 1995,                        Corporation, an
                                                            President and Chief                     independent refining
                                                            Executive Officer of                    company.
                                                            Allstate. Prior to August
                                                            1994, various management
                                                            positions at Allstate.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                 POSITION(S)    LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST         SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)               Trustee         Trustee     President of CAC, L.L.C.,      74       Trustee/Director/Managing
CAC, L.L.C.                                     since 1989  a private company                       General Partner of funds
4350 La Jolla Village Drive                                 offering capital                        in the Fund Complex.
Suite 980                                                   investment and management               Director of Quidel
San Diego, CA 92122-6223                                    advisory services.                      Corporation, Stericycle,
                                                                                                    Inc., Ventana Medical
                                                                                                    Systems, Inc. and Trustee
                                                                                                    of The Scripps Research
                                                                                                    Institute. Prior to April
                                                                                                    2007, Director of GATX
                                                                                                    Corporation. Prior to
                                                                                                    April 2004, Director of
                                                                                                    TheraSense, Inc. Prior to
                                                                                                    January 2004, Director of
                                                                                                    TeleTech Holdings Inc.
                                                                                                    and Arris Group, Inc.

Linda Hutton Heagy+ (59)        Trustee         Trustee     Managing Partner of            74       Trustee/Director/Managing
Heidrick & Struggles                            since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                      international executive                 in the Fund Complex.
Suite 7000                                                  search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                           1997, Partner of Ray &                  of Chicago Hospitals
                                                            Berndtson, Inc., an                     Board, Vice Chair of the
                                                            executive recruiting                    Board of the YMCA of
                                                            firm. Prior to 1995,                    Metropolitan Chicago and
                                                            Executive Vice President                a member of the Women's
                                                            of ABN AMRO, N.A., a bank               Board of the University
                                                            holding company. Prior to               of Chicago.
                                                            1990, Executive Vice
                                                            President of The Exchange
                                                            National Bank.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                 POSITION(S)    LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST         SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (56)           Trustee         Trustee     Director and President of      74       Trustee/Director/Managing
1744 R Street, NW                               since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                        of the United States, an                in the Fund Complex.
                                                            independent U.S.                        Director of First Solar,
                                                            foundation created to                   Inc.
                                                            deepen understanding,
                                                            promote collaboration and
                                                            stimulate exchanges of
                                                            practical experience
                                                            between Americans and
                                                            Europeans. Formerly,
                                                            advisor to the Dennis
                                                            Trading Group Inc., a
                                                            managed futures and
                                                            option company that
                                                            invests money for
                                                            individuals and
                                                            institutions. Prior to
                                                            1992, President and Chief
                                                            Executive Officer,
                                                            Director and member of
                                                            the Investment Committee
                                                            of the Joyce Foundation,
                                                            a private foundation.

Howard J Kerr (72)              Trustee         Trustee     Prior to 1998, President       74       Trustee/Director/Managing
14 Huron Trace                                  since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                            Officer of Pocklington                  in the Fund Complex.
                                                            Corporation, Inc., an                   Director of the Lake
                                                            investment holding                      Forest Bank & Trust.
                                                            company.                                Director of the Marrow
                                                                                                    Foundation.

Jack E. Nelson (72)             Trustee         Trustee     President of Nelson            74       Trustee/Director/Managing
423 Country Club Drive                          since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                       Services, Inc., a                       in the Fund Complex.
                                                            financial planning
                                                            company and registered
                                                            investment adviser in the
                                                            State of Florida.
                                                            President of Nelson Ivest
                                                            Brokerage Services Inc.,
                                                            a member of the Financial
                                                            Industry Regulatory
                                                            Authority ("FINRA"),
                                                            Securities Investors
                                                            Protection Corp. and the
                                                            Municipal Securities
                                                            Rulemaking Board.
                                                            President of Nelson Sales
                                                            and Services Corporation,
                                                            a marketing and services
                                                            company to support
                                                            affiliated companies.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                 POSITION(S)    LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST         SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)       Trustee         Trustee     President Emeritus and         74       Trustee/Director/Managing
1126 E. 59th Street                             since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                           University of Chicago and               in the Fund Complex.
                                                            the Adam Smith                          Trustee of the University
                                                            Distinguished Service                   of Rochester and a member
                                                            Professor in the                        of its investment
                                                            Department of Economics                 committee. Member of the
                                                            at the University of                    National Academy of
                                                            Chicago. Prior to July                  Sciences, the American
                                                            2000, President of the                  Philosophical Society and
                                                            University of Chicago.                  a fellow of the American
                                                                                                    Academy of Arts and
                                                                                                    Sciences.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                 POSITION(S)    LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              TRUST         SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (66)  Trustee         Trustee     Chief Communications           74       Trustee/Director/Managing
815 Cumberstone Road                            since 2003  Officer of the National                 General Partner of funds
Harwood, MD 20776                                           Academy of                              in the Fund Complex.
                                                            Sciences/National                       Director of Fluor Corp.,
                                                            Research Council, an                    an engineering,
                                                            independent, federally                  procurement and
                                                            chartered policy                        construction
                                                            institution, from 2001 to               organization, since
                                                            November 2003 and Chief                 January 2004. Director of
                                                            Operating Officer from                  Intelligent Medical
                                                            1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                            1993, Executive Director                based diagnostic tool for
                                                            of the Commission on                    physicians and clinical
                                                            Behavioral and Social                   labs. Director of the
                                                            Sciences and Education at               Institute for Defense
                                                            the National Academy of                 Analyses, a federally
                                                            Sciences/National                       funded research and
                                                            Research Council. From                  development center,
                                                            1980 through 1989,                      Director of the German
                                                            Partner of Coopers &                    Marshall Fund of the
                                                            Lybrand.                                United States, Director
                                                                                                    of the Rocky Mountain
                                                                                                    Institute and Trustee of
                                                                                                    California Institute of
                                                                                                    Technology and the
                                                                                                    Colorado College.

VAN KAMPEN HIGH INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE*

                                                                                       NUMBER OF
                                                 TERM OF                                FUNDS IN
                                                OFFICE AND                                FUND
                                 POSITION(S)    LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH        TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               TRUST         SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)           Trustee         Trustee     Partner in the law firm        74       Trustee/Director/Managing
333 West Wacker Drive                           since 1989  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                           Meagher & Flom LLP, legal               in the Fund Complex.
                                                            counsel to funds in the                 Director of the Abraham
                                                            Fund Complex.                           Lincoln Presidential
                                                                                                    Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN HIGH INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                  POSITION(S)     LENGTH OF
NAME, AGE AND                      HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   TRUST          SERVED    DURING PAST 5 YEARS
Ronald E. Robison (69)          President and     Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal         since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                     since May 2003. Managing Director of Van Kampen Advisors
                                Officer                       Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Managing Director and Director of Morgan Stanley
                                                              Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and
                                                              Executive Vice President of funds in the Fund Complex from
                                                              May 2003 to September 2005.

Dennis Shea (54)                Vice President    Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                  since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                            and Van Kampen Advisors Inc. Chief Investment
                                                              Officer--Global Equity of the same entities since February
                                                              2006. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                              Director and Director of Global Equity Research at Morgan
                                                              Stanley from April 2000 to February 2006.

J. David Germany (53)           Vice President    Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                   since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                  and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                           Officer--Global Fixed Income of the same entities since
                                                              December 2005. Managing Director and Director of Morgan
                                                              Stanley Investment Management Ltd. Director of Morgan
                                                              Stanley Investment Management (ACD) Limited since December
                                                              2003. Vice President of Morgan Stanley Institutional and
                                                              Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                   TERM OF
                                                  OFFICE AND
                                  POSITION(S)     LENGTH OF
NAME, AGE AND                      HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   TRUST          SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)            Vice President    Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                  since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                            Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                              the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)       Vice President    Officer     Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary     since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                            Complex.

John L. Sullivan (52)           Chief Compliance  Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer           since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management Inc.
                                                              Prior to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46)          Chief Financial   Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and       since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                     of funds in the Fund Complex since June 2007. Prior to June
                                                              2007, Senior Vice President of Northern Trust Company,
                                                              Treasurer and Principal Financial Officer for Northern Trust
                                                              U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 27, 2007, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen High Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen High Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen High Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                 902, 911, 104
                                                                   VLTANN 2/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-00660P-Y12/07

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2007 and the general counsel's designee set forth in Exhibit C was amended in October and December 2006. Both editions of Exhibit B and all three editions of Exhibit C are attached.

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES..............   $48,525               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...   $   800(4)       $180,000(2)
   TAX FEES.............   $ 1,600(3)       $      0
   ALL OTHER FEES.......   $     0          $      0
TOTAL NON-AUDIT FEES....   $ 2,400          $180,000
TOTAL...................   $50,925          $180,000

2006

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES..............   $45,500               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...   $   800(4)       $244,200(2)
   TAX FEES.............   $ 1,600(3)       $      0
   ALL OTHER FEES.......   $     0          $      0
TOTAL NON-AUDIT FEES....   $ 2,400          $244,200
TOTAL...................   $47,900          $244,200

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(4) Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the Registrant.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6. ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

     -    Approval of financial statements and auditor reports.

     -    General updating/corrective amendments to the charter.

     - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

          c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

          e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1.   We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          -    Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1.   We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Adviser's Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund are Henry Choi and Steven K. Kreider, Managing Directors of the Adviser.

Mr. Choi has been associated with the Adviser in an investment management capacity since December 2007 and began managing the Fund in December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006-October
2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003-April 2005) and prior to that, he was an analyst at Amaranth Advisors (April 2002-April 2003). Mr. Kreider has been associated with the Adviser since February 1988 and began managing the Fund in June 2007.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of December 31, 2007:

Mr. Choi managed seven registered investment companies with a total of approximately $825.2 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Kreider managed 42 registered investment companies with a total of approximately $36.8 billion in assets; no pooled investment vehicles other than registered investment companies; and 63 other accounts (including accounts managed under "wrap fee programs") with a total of approximately $13 billion in assets. Of these other accounts, three accounts with a total of approximately $1.3 billion in assets, had performance based fees.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
Van Kampen High Income Trust II


By: /s/ Ronald E. Robison
    -------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    -------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: February 15, 2008


By: /s/ Stuart N. Schuldt
    -------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: February 15, 2008